EXHIBIT 10.15

                            SHARE PURCHASE AGREEMENT

      THIS SHARE PURCHASE AGREEMENT (this agreement together with all schedules thereto: the "AGREEMENT") made as of the 15th day of July, 2004 (the "EFFECTIVE DATE"), by and among Technoprises Ltd., an Israeli public company of 12 Raoul Wallenberg, Tel-Aviv (Reg. No. 520036708) ("TECHNOPRISES"), EVR Entertainment Applications of Virtual Reality (94) Ltd. ("EVR"), an Israeli private company, of 12 Raoul Wallenberg, Tel-Aviv (Reg. No. 511915944), Araneo Ltd., an Israeli private company of Hertzel 121, Tel-Aviv (Reg. No. 512774332) ("ARANEO"), and all of the shareholders of Araneo listed in SCHEDULE 1 hereto (the "SHAREHOLDERS" and together with Araneo, the "SELLERS" and each a "SELLER").


                              W I T N E S S E T H:


      WHEREAS, ARANEO is engaged in the development, design and sale of core technologies in the IP convergent media communication field and the Shareholders are the owners of all of the outstanding share capital of ARANEO, on a fully diluted basis;

      WHEREAS, TECHNOPRISES is a public company traded in the United States, which is the owner of several cross-media subsidiaries and technologies;

      WHEREAS, EVR is a wholly owned subsidiary of TECHNOPRISES engaged in design and marketing of Broadband access systems ;

      WHEREAS, TECHNOPRISES wishes to purchase from the Shareholders and the Shareholders wish to sell to TECHNOPRISES, through EVR, all of the share capital of ARANEO, on a fully diluted basis, for the consideration and on the terms set forth herein;

      WHEREAS, TECHNOPRISES and the Sellers believe it is in the best of their interests that the transactions contemplated hereby be consummated;

      WHEREAS,   TECHNOPRISES   and  the   Sellers   desire   to  make   certain
representations, warranties, covenants and other agreements in connection with the transaction contemplated hereby;

      NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereby agree as follows:

1. SALE AND TRANSFER OF SHARES. Subject to the terms and conditions set forth herein and against receipt of the consideration set forth herein, the Shareholders shall sell, transfer, assign, convey and deliver to EVR, and EVR shall purchase and acquire from the Shareholders, on the Closing Date (as hereinafter defined), the number of Ordinary Shares, 0.01 NIS par value each of ARANEO (the "ARANEO SHARES") set forth opposite the name of such Shareholder in
SCHEDULE 1 hereto under the heading "ARANEO Shares" comprising all of the shares of ARANEO owned by such Shareholder immediately prior to the Closing, free and clear of all liens, charges, pledges, claims, security interests, mortgages, adverse claims of ownership or use and/or any other third party right of any kind, restrictions on transfer, defect of title or other encumbrance of any kind or character ("LIENS"). The Araneo Shares will represent 100% (one hundred percent) of ARANEO's issued and outstanding share capital, all on a fully-diluted basis (the "SHARE CAPITAL") as of the Closing Date

2.    CONSIDERATION.

Subject to the terms and conditions set forth herein, in consideration for the sale, assignment, conveyance, transfer and delivery of the ARANEO Shares being sold, conveyed, transferred, assigned and delivered to EVR hereunder, TECHNOPRISES will issue to the Shareholders at the Closing, an aggregate number of Ordinary Shares non par value each of TECHNOPRISES valued at $2,000,000 (two million US Dollars) (the "ISSUED SHARES"), determined based on a price per share of US$0.25 of each Ordinary Share of TECHNOPRISES. The Issued Shares will be issued to the Shareholders, as shares fully paid up and free of any Liens. Each Shareholder shall receive such amount of Ordinary Shares of TECHNOPRISES (representing such percentage of the Issued Shares) as listed besides the name of each Shareholder in SCHEDULE 1 hereto, under the heading "Issued Shares". Notwithstanding the above, at the Closing TECHNOPRISES will deduct 3% of the Issued Shares issuable to each respective Shareholder hereunder and will issue such shares to the Finders as the ARANEO Commission Shares, all as defined and set forth in Section 9 below.

3.    CLOSING.

3.1 The Closing shall take place, subject to, and no later than five (5) business days after the satisfaction or waiver of all the conditions set forth in SECTION 7 hereunder, and in any case no later than 30 days from the Effective Date, at the offices of Fischer Behar Chen & Co. 3 Daniel Frisch Street , Tel Aviv, or at such other place and/or date as the parties hereto shall mutually agree. In case a condition to Closing will not be satisfied or waived, the Closing shall be defer automatically by 15 days. (the actual date on which the Closing shall occur being referred to herein as the "CLOSING DATE").

3.2   DELIVERY OF ARANEO SHARES AND ISSUANCE OF THE ISSUED SHARES.

3.2.1. Subject to the terms and conditions set forth herein, at the Closing, ARANEO and the Shareholders shall deliver to EVR a certificate registered in EVR's name representing all the ARANEO Shares free and clear of any Liens, accompanied by share transfer deeds, in a form satisfactory to EVR duly signed by each Shareholder.

3.2.2. Subject to the terms and conditions set forth herein, in consideration for the sale, assignment, conveyance, transfer and delivery of the ARANEO Shares being sold, conveyed, transferred, assigned and delivered hereunder: (i) TECHNOPRISES will issue to the Shareholders at the Closing, the Issued Shares minus the ARANEO Commission Shares (as defined in Section 9 below), as shares fully paid and registered in the name of the Shareholders. Each Shareholder shall receive such amount of Ordinary Shares of TECHNOPRISES (and representing such percentage of the Issued Shares) as listed by the name of each Shareholder in SCHEDULE 1, under the heading "Issued Shares" (from which the number of ARANEO Commission Shares and the Escrow Shares will be deducted on a pro-rata basis); (ii) TECHNOPRISES will issue the Esrow Shares to the Escrow Agent, on account of the Issued Shares, as set forth in Section 11.7 below; (iii) TECHNOPRISES will issue the ARANEO Commission Shares to the Finders (in equal portions) on account of the Issued Shares, as set forth in Section 9 below.

3.2.3. TECHNOPRISES will issue the TECHNOPRISES Commission Shares to the Finders (in equal portions), as defined and set forth in Section 9 below.

3.2.4. The Sellers, TECHNOPRISES ARANEO and the Escrow Agent will sign and execute the Escrow Agreement (as defined in Sections 11.7 and 11.8 below).

4. REPRESENTATIONS AND WARRANTIES OF TECHNOPRISES. TECHNOPRISES and EVR hereby jointly and severally represent and warrant to the Sellers and acknowledge that the Sellers are entering into this Agreement in reliance thereon, that(the "TECHNOPRISES DISCLOSURE SCHEDULE"):

4.1 ORGANIZATION. Each of TECHNOPRISES and EVR is a corporation duly organized and validly existing under the laws of the State of Israel and has the requisite corporate power and authority to own or lease all of its assets, to carry on its business as now conducted and to enter into this Agreement and to consummate the transactions contemplated hereby and thereby. Each of TECHNOPRISES and EVR has delivered to the Sellers true, complete and correct copies of its Certificate of Incorporation and Articles of Association (the "TECHNOPRISES INCORPORATION DOCUMENTS" and "EVR INCORPORATION DOCUMENTS" respectively), each as amended through the date hereof. TECHNOPRISES has not taken any action or failed to take any action, which action or failure would preclude or prevent it from conducting its business after the Closing in the manner heretofore conducted. TECHNOPRISES has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted and as currently proposed to be conducted by it, the lack of which could have a Material Adverse Effect. TECHNOPRISES is not in default under any of such franchises, permits, licenses, or other similar authority.

4.2 AUTHORITY. NO CONFLICTS. All corporate action on the part of each of TECHNOPRISES and EVR necessary for the authorization, execution, delivery, and performance of all the of TECHNOPRISES's and EVR's obligations under this Agreement has been taken (or will be taken prior to the Closing). This Agreement, when executed and delivered by or on behalf of TECHNOPRISES and EVR, shall constitute the valid and legally binding obligation of TECHNOPRISES and EVR, legally enforceable against it in accordance with its terms. Prosper Abitbol was given the authority to sign this agreement and all ancillary documents required for its implementation, on TECHNOPRISES and EVR's behalf, and their signature on this Agreement is binding upon TECHNOPRISES and EVR. No consent, approval, order, license, permit, action by, or authorization of or designation, declaration, or filing with any governmental entity, or any other third party on the part of TECHNOPRISES or EVR is required that has not been, or will not have been, obtained by TECHNOPRISES and EVR prior to the Closing in connection with the valid execution, delivery and performance of this Agreement. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated by this Agreement and compliance with the provisions of this Agreement will not, conflict with or result in any violation of or default under (i) the TECHNOPRISES Incorporation Documents or the EVR Incorporation Documents, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to TECHNOPRISES or its assets or (iii) any judgment, writ, order, decree, statute, law, ordinance, rule or regulation applicable to it.

4.3 CAPITALIZATION. Immediately prior to Closing, the authorized share capital of TECHNOPRISES shall consist of 500,000,000 Ordinary Shares, non par value each (the "TECHNOPRISES SHARES") of which 133,077,010 Ordinary Shares, non par value each, are issued and outstanding. All outstanding shares of TECHNOPRISES, including the Issued Shares when issued, are and will be, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. The Issued Shares will be duly authorized, validly issued, fully paid, nonassessable, and free of any preemptive rights, and will have the rights, preferences, privileges, and restrictions set forth in the TECHNOPRISES Articles.. Except as set forth in the TECHNOPRISES Disclosure Schedule, there are no options, warrants or other forms of securities convertible into shares of TECHNOPRISES. Except as contemplated by this Agreement, the TECHNOPRISES Disclosure Schedule and the TECHNOPRISES Incorporation Documents, there are no preemptive rights, convertible securities, outstanding warrants, options or other rights to subscribe for, purchase or acquire from TECHNOPRISES any shares and there are no contracts or binding commitments providing for the issuance of, or the granting of rights to acquire, any shares of TECHNOPRISES or under which TECHNOPRISES is, or may become, obligated to issue any of its securities. All issued and outstanding share capital of TECHNOPRISES has been duly authorized, and is validly issued and outstanding and fully paid and nonassessable. At the Closing, the Issued Shares shall be duly authorized, validly issued, fully paid, nonassessable, and free of any preemptive rights, and will have the rights, preferences, privileges, and restrictions set forth in the TECHNOPRISES Articles, and will be free and clear of any Liens and duly registered in the name of the respective Shareholder in TECHNOPRISES 's Register of Members.

4.4 ASSETS AND LIABILITIES. TECHNOPRISES' major assets and liabilities are described in the TECHNOPRISES SEC Documents (as defined below).

4.5 CONTRACTS. TECHNOPRISES is not a party to any material contract not disclosed in the TECHNOPRISES SEC Documents (as defined below).

4.6 LITIGATION. Except as set forth in the TECHNOPRISES SEC Documents, no action, proceeding or governmental inquiry or investigation is pending or threatened against TECHNOPRISES or any of its officers, directors, or employees (in their capacity as such), or against any of TECHNOPRISES's properties, before any court, arbitration board or tribunal or administrative or other governmental agency, nor is there any basis for the foregoing. To the best knowledge of TECHNOPRISES there are no actions pending or threatened involving the prior employment of any of TECHNOPRISES's employees or use by any of them in connection with TECHNOPRISES's business of any information, property or techniques allegedly proprietary to any of their former employers.

      SEC DOCUMENTS; FINANCIAL STATEMENTS. Neither this Agreement nor any certificates made or delivered by TECHNOPRISES in connection herewith contains any untrue statement. TECHNOPRISES has delivered to the Sellers true, complete and correct copies of its latest draft of the Registration Statement on Form F-1, to be filed on July, 2004 (the "F-1 STATEMENT") and other forms filed subsequently by TECHNOPRISES with the U.S. Securities and Exchange Commission (the "SEC" and the "TECHNOPRISES SEC DOCUMENTS", respectively). As of their respective dates, the TECHNOPRISES SEC Documents complied in all material respects with the requirements of the United States Securities Act of 1933 (the "SECURITIES ACT") or the United States Exchange Act of 1934 (the "EXCHANGE ACT"), as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such TECHNOPRISES SEC Documents, and none of the TECHNOPRISES SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent that information contained in any TECHNOPRISES SEC Document has been revised or superseded by a later-filed TECHNOPRISES SEC Document filed and publicly available prior to the date of this Agreement, none of the TECHNOPRISES SEC Documents contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of TECHNOPRISES included in the TECHNOPRISES SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with Israeli generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of TECHNOPRISES and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments).

4.7 .FULL DISCLOSURE. Neither this Agreement nor any certificates made or delivered by TECHNOPRISES in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading, in view of the circumstances in which they were made. To TECHNOPRISES's best knowledge, there is no material fact or information relating to the business, prospects, condition (financial or otherwise), affairs, operations, or assets of TECHNOPRISES that has not been disclosed to the Sellers in writing by TECHNOPRISES.

4.8 BROKERS. Other then as set forth in section 9 hereof, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of TECHNOPRISES.

5. REPRESENTATIONS AND WARRANTIES OF ARANEO & THE SELLERS. Each of Araneo and the Sellers hereby, jointly and severally, represents and warrants to TECHNOPRISES, and acknowledges that TECHNOPRISES is entering into this Agreement in reliance thereon, that except as otherwise set forth in SCHEDULE 5 hereto (the "ARANEO DISCLOSURE SCHEDULE"), as follows:

5.1 ORGANIZATION. ARANEO is duly organized and validly existing under the laws of the State of Israel, and has full corporate power and authority to own, lease and operate its properties and assets and to conduct its business as now being conducted and as currently proposed to be conducted, . ARANEO has all requisite corporate power and authority to execute and deliver this Agreement and other agreements contemplated hereby or which are ancillary hereto and to consummate the transactions contemplated hereby and thereby. The Articles of Association of ARANEO as in effect at the Closing are attached hereto as SCHEDULE 5(B) (the "ARANEO ARTICLES"). ARANEO has not taken any action or failed to take any action, which action or failure would preclude or prevent ARANEO from conducting its business after the Closing in the manner heretofore conducted. ARANEO has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted and as currently proposed to be conducted by it, the lack of which could have a Material Adverse Effect. ARANEO is not in default under any of such franchises, permits, licenses, or other similar authority.

5.2 CAPITALIZATION. ARANEO's registered share capital as at the date hereof is comprised of: 3,600,000 Ordinary Shares and 200,000 Preferred A Shares, 0.01 NIS par value each. Prior to Closing hereunder all of ARANEO's registered Preferred A Shares (issued and non-issued) shall be converted into Ordinary Shares, so that ARANEO's registered share capital shall be comprised of: 3,800,000 Ordinary Shares, 0.01 NIS par value each. ARANEO's capitalization table, as of the date of this Agreement, on a Fully Diluted Basis, is attached as ANNEX 5.2(A) hereto (the "EXISTING CAP TABLE"). Prior to Closing hereunder all of the existing options, warrants or other forms of securities convertible into shares of ARANEO shall have been exercised or terminated and the issued and outstanding share capital of ARANEO (on a Fully Diluted Basis) as of the Closing Date shall be as set forth in the Cap Table attached hereto as exhibit 5.2(B). Except as contemplated by this Agreement and the ARANEO Articles, there are no preemptive rights, convertible securities, outstanding warrants, options or other rights to subscribe for, purchase or acquire from ARANEO any shares and there are no contracts or binding commitments providing for the issuance of, or the granting of rights to acquire, any shares of ARANEO or under which ARANEO is, or may become, obligated to issue any of its securities. All issued and outstanding share capital of ARANEO has been duly authorized, and is validly issued and outstanding and fully paid and nonassessable. At the Closing, the ARANEO Shares shall be duly authorized, validly issued, fully paid, nonassessable, and free of any preemptive rights, and will have the rights, preferences, privileges, and restrictions set forth in the ARANEO Articles, and will be free and clear of any Liens and duly registered in the name of TECHNOPRISES in ARANEO's Register of Members. ARANEO is not under any obligation to register for trading on any securities exchange any of its currently outstanding securities or any of its securities which may hereafter be issued. Since its incorporation, there has been no declaration or payment by ARANEO of dividends, or distribution by ARANEO of any assets of any kind to any of its shareholders in redemption of or as the purchase price for any of ARANEO's securities.

5.3 AUTHORIZATION; NO CONFLICTS. All corporate action on the part of ARANEO necessary for the authorization, execution, delivery, and performance of all ARANEO's obligations under this Agreement has been taken (or will be taken prior to the Closing). This Agreement when executed and delivered by or on behalf of ARANEO shall constitute the valid and legally binding obligations of ARANEO, legally enforceable against it in accordance with its terms. Reymond Eskenazi and Giacomo Hasson were given the authority to sign this Agreement and all ancillary documents required for its implementation, on ARANEO's behalf, and their signature on this Agreement is binding upon ARANEO. No consent, approval, order, license, permit, action by, or authorization of or designation, declaration, or filing with any governmental entity on the part of ARANEO is required that has not been, or will not have been, obtained by ARANEO prior to the Closing in connection with the valid execution, delivery and performance of this Agreement. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated by this Agreement and compliance with the provisions of this Agreement will not, conflict with or result in any violation of or default under (i) the ARANEO Articles, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to ARANEO or its assets or (iii) any judgment, writ, order, decree, statute, law, ordinance, rule or regulation applicable to them.

5.4 DIRECTORS, OFFICERS. The directors and officers of ARANEO are listed in the Disclosure Schedule.


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


5.5 INTELLECTUAL PROPERTY RIGHTS. [Other than as set forth in the ARANEO Disclosure Schedule], ARANEO owns and has developed, or has obtained the right to use, free and clear of all Liens, claims, restrictions, third-party rights, or royalties, all patents, and applications, licenses and rights with respect to the foregoing, and all trade secrets, including know-how, inventions, designs, processes, works of authorship, computer programs and technical data and information, including without limitation, all the items set forth in the ARANEO Disclosure Schedule corresponding to this Section 5.5 (the "INTELLECTUAL
PROPERTY") used and sufficient for use in the conduct of its business as now conducted and as currently proposed to be conducted immediately following Closing hereunder without, to the best of ARANEO's knowledge after due inquiry, infringing upon or violating any right, Lien, or claim of others, including without limitation any shareholder or employee or consultant of ARANEO, and past and present employees and employers of any past or present shareholder or employee or consultant of ARANEO. Except as set forth in the ARANEO Disclosure Schedule, ARANEO is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark, trade name, copyright or other intangible asset, with respect to the use thereof or in connection with the conduct of its business as now conducted or as currently proposed to be conducted immediately following Closing hereunder. Each item of Intellectual Property owned or used by ARANEO immediately prior to the Closing shall be owned or available for use by ARANEO on materially identical terms and conditions immediately subsequent to the Closing hereunder. Any and all Intellectual Property of any kind, which has been developed and is currently being developed by any employee of ARANEO in the framework of his employment with ARANEO and relating to ARANEO's business, is and shall be the property solely of the ARANEO. ARANEO has taken security measures to protect the secrecy, confidentiality and value of all the Intellectual Property, which measures are reasonable and customary in the industry in which ARANEO operates. Except as set forth in the ARANEO Disclosure Schedule each of ARANEO's employees and consultants, has entered into written agreements with ARANEO assigning to ARANEO all rights in Intellectual Property developed in the course of their employment or consultancy by ARANEO and each of ARANEO's employees and consultants, and other persons who, either alone or in concert with others, developed, invented, discovered, derived, programmed or designed the Intellectual Property, or who has knowledge of or access to information about the Intellectual Property have, or will have prior to the Closing, entered into written agreements in customary forms with ARANEO concerning confidentiality. To the best knowledge of ARANEO and the Sellers, no such agreements have been violated by any employee or consultant, or former employee or consultant, or other person. Except as set forth in the ARANEO Disclosure Schedule neither ARANEO nor any of the Sellers have received any communications alleging that ARANEO has violated or by conducting its business as proposed, would violate, any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity, nor, to the best knowledge of ARANEO and the Sellers, is there any basis for any such communication. ARANEO Disclosure Schedule contains a status report prepared by ARANEO's patent attorney of all ARANEO's Intellectual Property. In respect of each item of Intellectual Property identified in such report, and without derogating of the generality of the above representations in this Section: (i) ARANEO possesses all rights, title, and interest in and to the item, free and clear of any interest, license, or other restriction; (ii) the item is not subject to any outstanding injunction, judgment, order, decree, or charge; (iii) no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand is pending which challenges the legality, validity, enforceability, use, or ownership of the item and ARANEO was not served with any notice relating to the intention of any party to commence such actions; and (iv) ARANEO has not agreed to indemnify any person for or against any interference, infringement, misappropriation, or other conflict with respect to the item.

5.6 TITLE TO ASSETS. (i) Except as set forth in the Disclosure Schedule and except for assets of no significant value, ARANEO is the owner of all its assets, which such assets are listed in the ARANEO Disclosure Schedule corresponding to this Section 5.6 and has good and marketable title to all such assets free and clear of any Liens. ARANEO does not own any tangible or intangible assets of a material nature other than those set forth in the ARANEO Disclosure Schedule. (ii) Except as set forth in the ARANEO Disclosure Schedule, the properties and equipment of ARANEO presently being used in the conduct of its business are substantially in good operating condition and repair, ordinary wear and tear excepted and are suitable for the purposes used. (iii) ARANEO does not own any real property. (iv) ARANEO owns or leases all of the assets and properties, and is a party to all licenses and other agreements, presently used or necessary to carry on the business or operations of ARANEO as presently conducted. All leasehold interests relating to real property, machinery, equipment, vehicles and other personal property are valid and in full force and effect and enforceable in accordance with their terms and there does not exist any violation, breach, or default thereof or thereunder.

5.7 ABSENCE OF UNDISCLOSED LIABILITIES. Except as set forth in the ARANEO Disclosure Schedule, to Araneo's and the Sellers' best knowledge, there are no material Liabilities of ARANEO, including Liabilities which may arise only after the Closing and which result from acts, omissions or occurrences of ARANEO or its officers prior to the Closing, other than: Liabilities for express executory obligations to be performed after the Closing (other than any express executory obligations that might arise due to any default or other failure of performance by ARANEO or its officers prior to the Closing). Prior to Closing hereunder, ARANEO shall have paid up for all of its outstanding Liabilities, so that ARANEO's outstanding Liabilities, as of the Closing Date shall include ongoing Liabilities up to an aggregate amount of $25,000. A list of the outstanding Liabilities as of Closing Date shall be attached at the Closing as SCHEDULE
7.2.5 hereto. "LIABILITY" or "LIABILITIES" means any liabilities, debts, obligations or claims of any kind whatsoever whether absolute, accrued or unaccrued, fixed or contingent, matured or unmatured, asserted or unasserted, known or unknown, direct or indirect, contingent or otherwise and whether due or to become due, including without limitation any foreign or domestic tax liabilities or deferred tax liabilities incurred in respect of or measured by the ARANEO's income, or any other debts, liabilities or obligations relating to or arising out of any act, omission, transaction, circumstance, sale of goods or services, state of facts or other condition which occurred or existed on or before the date hereof, whether or not known, due or payable.

5.8 LEASE. ARANEO leases its offices under a lease agreement, as attached to the ARANEO Disclosure Schedule.

5.9 LOANS & GUARANTEES. ARANEO does not have any outstanding loans nor any outstanding guarantees.

5.10 CONTRACTS. The ARANEO Disclosure Schedule contains a true and complete list of all material contracts and agreements to which ARANEO is a party or by which its property and/or its Intellectual Property is bound. To the best knowledge of ARANEO and the Sellers each of such contracts and agreements is in full force and effect, and neither ARANEO nor any other party thereto is in breach thereof. Except as set forth in the Disclosure Schedule, the ARANEO has no employment or consulting contracts, deferred compensation agreements or bonus, incentive, profit-sharing, or pension plans currently in force and effect, or any understanding with respect to any of the foregoing. Except as set forth in this Agreement and/or the ARANEO Disclosure Schedule neither the execution and delivery of this Agreement, nor compliance by ARANEO with the terms and provisions hereof or thereof, will conflict with, or result in a breach or violation of, any of the terms, conditions and provisions of: (i) ARANEO's Memorandum of Association or Articles of Association, or other governing instruments of the ARANEO, (ii) any judgment, order, injunction, decree, or ruling of any court or governmental authority, domestic or foreign, (iii) any agreement, contract, lease, license or commitment to which ARANEO is a party or to which it is subject, or (iv) applicable law. Such execution, delivery and compliance will not (a) give to others any rights, including rights of termination, cancellation or acceleration, in or with respect to any agreement, contract or commitment referred to in this paragraph, or to any of the properties of ARANEO, or (b) otherwise require the consent or approval of any person, including without limitation, any governmental entity, which consent or approval has not heretofore been obtained.

5.11 LITIGATION. Except as set forth in the ARANEO Disclosure Schedule and to the Seller's best knowledge, no action, proceeding or governmental inquiry or investigation is pending or threatened against ARANEO or any of its officers, directors, or employees (in their capacity as such), or against any of ARANEO's properties, before any court, arbitration board or tribunal or administrative or other governmental agency, nor is there any basis for the foregoing. To the best knowledge of ARANEO there are no actions pending or threatened involving the prior employment of any of ARANEO's employees or use by any of them in connection with ARANEO's business of any information, property or techniques allegedly proprietary to any of their former employers.

5.12 INSURANCE. The ARANEO Disclosure Schedule lists the insurance policies purchased by and currently in force for the benefit of ARANEO. To ARANEO's and the Sellers' best knowledge, ARANEO has neither done nor suffered anything to be done which has materially rendered or might materially render any policies of insurance taken out by it void or voidable or which might result in a material increase in premiums; ARANEO has materially complied with all conditions attached to such policies. To the best of the ARANEO's and the Sellers' knowledge and belief, there are no material claims or circumstances giving rise to a claim under any of ARANEO's insurance policies. To the best of ARANEO's knowledge and belief, there are no material claims or circumstances that would give rise to a refusal to renew the insurance policies issued to ARANEOby the insurer. 5.13 NO PUBLIC OFFER OF ARANEO SHARES. Neither ARANEO nor anyone acting on its behalf has offered or will offer securities of ARANEO or any part thereof or any similar securities for issuance or sale to, or solicit any offer to acquire any of the same from, anyone so as to make issuance and sale of the Shares hereunder not exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Israeli Securities Law, 1968, or to ARANEO's best knowledge other applicable foreign securities law.

5.14 COMPLIANCE WITH LAWS. Except as set forth in the ARANEO Disclosure Schedule ARANEO has complied and is complying with all laws, orders, ordinances, rules and regulations relating to its properties, business and the operation and conduct thereof and with all provisions of its documents of incorporation.

5.15 TAXATION. (i) Until the date hereof, ARANEO has duly filed all reports required by the applicable tax authorities. (ii) ARANEO has at all times and within the requisite time limits promptly, fully and accurately observed, performed and complied with all obligations or conditions imposed on it, or to which any deduction, allowance or relief made, claimed by or afforded to it, was made subject under any legislation relating to taxation. (iii) All documents and reports submitted to the tax authorities were in all material respects true, correct, not misleading and not omitting any information required to be contained therein, and were submitted as required by law.

5.16 FINANCIAL STATEMENTS. (i) The ARANEO Disclosure Schedule contains ARANEO's audited financial statements as at December 31, 2003 (the "FINANCIAL STATEMENTS"). The Financial Statements were prepared in compliance with generally accepted accounting principles, and were not affected by any extraordinary, exceptional or non-recurring item, and materially comply with the requirements of all applicable Israeli regulations. (ii) The Financial Statements fairly reflect the business situation of ARANEO, its properties, assets and liabilities as at December 31, 2003 and the profit and loss statement of ARANEO contained in the Financial Statements fairly reflect the result of ARANEO's operations during the year ended, at such date. ARANEO and the Sellers represent that there was no material adverse change in ARANEO's situation, as reflected in the Financial Statements, other than changes resulting from financing ARANEO's on-going operation since December 31, 2003.

5.17 EMPLOYEES. The ARANEO Disclosure Schedule contains true details of ARANEO's employees, their duties, date of beginning of their employment, monthly salary and benefits and a list of all the employment agreements and confidentiality agreements with such employees. (ii) To the best of the ARANEO's knowledge and except as set forth in the ARANEO Disclosure Schedule neither ARANEO nor any affiliate of the ARANEO sponsors, maintains, contributes to or is required to contribute to any pension, welfare, incentive, perquisite, paid time off, severance or other benefit plan, policy, practice or agreement. (iii) To the best of the Seller's knowledge and except as set forth in the ARANEO Disclosure Schedule, there are no facts or circumstances which could, directly or indirectly, subject ARANEO or any of its affiliates to any liability of any nature with respect to any pension, welfare, incentive, perquisite, paid time off, severance or other benefit plan, policy, practice or agreement.

5.18 NO BROKER. Except for the Commission, as set forth in Section 9 below, no agent or broker or other person acting pursuant to authority given by ARANEO is entitled to any commission or finders' fee in connection with the transaction contemplated by this Agreement.

5.19 FULL DISCLOSURE. Neither this Agreement nor any certificates made or delivered by ARANEO in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading, in view of the circumstances in which they were made. To the Seller's best knowledge there is no material fact or information relating to the business, prospects, condition (financial or otherwise), affairs, operations, or assets of ARANEO that has not been disclosed to TECHNOPRISES in writing by ARANEO either herein or in the Due Diligence material provided to TECHNOPRISES.

6.  ADDITIONAL   REPRESENTATIONS  AND  WARRANTIES  OF  THE  SHAREHOLDERS.   Each
Shareholder hereby represents and warrant to TECHNOPRISES, and acknowledge that TECHNOPRISES is entering into this Agreement in reliance thereon, as follows:

6.1 AUTHORITY. NO CONFLICTS. Such Shareholder has full legal competence and capacity and unrestricted power to execute and deliver this Agreement and any ancillary documents (each a "TRANSACTION DOCUMENT"), and to perform his, her or its obligations hereunder and thereunder. The execution and delivery by such Shareholder of this Agreement and each Transaction Document to which such Shareholder is a party, and the performance by such Shareholder of his, her or its obligations hereunder and thereunder, have been duly authorized by all requisite action, and will not violate any provision of law, any order of any court or other agency of government, any judgment, award or decree or any provision of any contract or other instrument to which such Shareholder is a party, or by which such Shareholder is bound, or conflict with, result in a breach of or constitute a default under any such contract or other instrument.

6.2 AUTHORIZATION. This Agreement has been duly executed and delivered by such Shareholder and, assuming the due authorization, execution and delivery by the other parties thereto, constitutes, and each other Transaction Document to which such Shareholder is a party, when executed and delivered by such Shareholder as contemplated hereby, will constitute, the legal, valid and binding obligations of such Shareholder, enforceable against such Shareholder in accordance with their respective terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally or by general equitable principles.

6.3 TITLE TO SHARES. Such Shareholder has good and valid title to and is the lawful holder of record and beneficial owner of the number of ARANEO Shares set forth opposite the name of such Shareholder in SCHEDULE 1 to this Agreement under the heading "ARANEO Shares" in each case free and clear of any and all Liens of any nature whatsoever. The delivery by such Shareholder of a share transfer deed duly executed, to TECHNOPRISES pursuant to Section 3.2 above, together with a resolution of ARANEO's Board of Directors approving such transfer of shares and registering the transfer in the ARANEO's share register, will transfer legal, good, valid and full title to and the legal and beneficial ownership of said ARANEO Shares, free and clear of any Liens of any nature whatsoever.

6.4 EXPERIENCE;  RECEIPT OF INFORMATION;  CONSULTATION WITH ADVISERS; REGULATION
S. Except as set forth in the ARANEO Disclosure Schedule each Shareholder is either (i) an "Accredited Investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act or (ii) not a U.S. Person as such term is defined in Regulation S promulgated under the Securities Act and at the time the offer and buy order for the Issued Shares was originated, including, without limitation, at the time the Shareholder executed and delivered this Agreement and otherwise agreed to purchase the Issued Shares, it was located outside the United States. Each Shareholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks relating to acquiring the Issued Shares and, by reason of such Shareholder's financial and business experience, the Shareholder has the capacity to protect its interest in connection with the acquisition of such Issued Shares. Each Shareholder understands that its acquisition of such Issued Shares involves a high degree of risk. Without prejudice to the representations and warranties of TECHNOPRISES, each Shareholder and its counsel have been afforded the opportunity to ask questions and otherwise conduct a due diligence inquiry. In making its decision to receive the Issued Shares as consideration for the ARANEO Shares, such Shareholder has relied upon review of data and information filed by TECHNOPRISES with the SEC as well as all the other documents and information regarding TECHNOPRISES, which the Sellers have requested. Each Shareholder has had the opportunity to review with its own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated hereunder. It understands that it (and not TECHNOPRISES) shall be responsible for its own tax liability that may arise as a result of the transactions contemplated hereunder..

6.5 ACQUISITION FOR OWN ACCOUNT, ETC. Each Shareholder is acquiring the Issued Shares for its own account for investment and not with a view to the resale, transfer or distribution thereof, nor with any intention of distributing any Issued Shares. No other person will have any direct or indirect beneficial interest in the Issued Shares acquired by the Shareholder at the Closing. The Shareholder is not organized for the specific purpose of acquiring the Issued Shares to be issued at the Closing. Subject to and without derogating from the provisions of section 8 Below, each Shareholder understands that, in connection with the acquisition of the Issued Shares as contemplated herein, the Issued Shares have not yet been registered under the Securities Act or registered or qualified under the securities laws of any U.S. state or other jurisdiction, in each case by reason of specific exemptions from the registration provisions of the Securities Act and the securities laws of such states or other jurisdictions, the availability of which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of the Shareholder's representations as expressed herein and in response to the Shareholder's inquiries, if any.

6.6 RESTRICTED SECURITIES. Subject to section 8, each Shareholder understands that the Issued Shares are and will be "restricted securities" under the Securities Act in that such securities will be acquired from TECHNOPRISES in a transaction not involving a public offering under the Securities Act, and that under U.S. federal and state laws and applicable regulations, such Issued Shares may be resold without registration under the Securities Act only in certain limited circumstances and that otherwise such securities must be held indefinitely. In this regard, Shareholder understands the resale limitations imposed by the Securities Act and is familiar with SEC Rule 144, as presently in effect, and the conditions which must be met in order for that Rule to be available for resale of "restricted securities".

6.7 BROKERS. Except for the Commission, as set forth in Section 9 below, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Shareholder.

7.    CONDITIONS PRECEDENT TO CLOSING.

7.1 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF EACH PARTY. The obligations of the parties hereto to consummate the transactions contemplated by this Agreement are subject to the satisfaction or, if permitted by applicable law, waiver of the following conditions:

7.1.1. no court of competent jurisdiction shall have issued or entered any order, writ, injunction or decree, and no other governmental entity shall have issued any order, which is then in effect and has the effect of making the transactions contemplated hereby illegal or otherwise prohibiting their consummation;

7.1.2. the parties shall have timely obtained from each relevant governmental entity all approvals, waivers and consents, if any, necessary for consummation of, or in connection with, the transactions contemplated hereby;

7.1.3. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be in a form and substance reasonably satisfactory to the parties and their respective counsel, and the parties and their respective counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

7.2 CONDITIONS PRECEDENT TO THE OBLIGATION OF TECHNOPRISES. The obligation of TECHNOPRISES to consummate the transactions contemplated by this Agreement is subject, at the option of TECHNOPRISES, to the satisfaction at or prior to the Closing Date of each of the following conditions:

7.2.1. REPRESENTATIONS, WARRANTIES AND COVENANTS. (i) The representations and warranties of ARANEO and the Sellers contained in this Agreement shall be true and correct in all material respects (except for such representations and warranties that are qualified by their terms by a reference to materiality, which representations and warranties as so qualified shall be true in all respects) on and as of the date of this Agreement and on and as of the Closing as though such representations and warranties were made on and as of such time, except for representations and warranties which were made only as of a specific date, which shall be true and correct in all material respects (except for such representations and warranties that are qualified by their terms by reference to materiality which representations and warranties as so qualified shall be true in all respects) only as of such date, (ii) the Sellers shall have performed and complied in all material respects with all covenants, obligations and conditions of this Agreement required to be performed and complied with by them as of the Closing, and (iii) TECHNOPRISES shall have received officers' certificates, executed on behalf of ARANEO by duly authorized officers thereof, certifying as to the accuracy of the matters set forth in clauses (i) and (ii) of this SECTION 7.2.1.

7.2.2. CONVERSION OF PREFERRED A SHARES. All of the Preferred A Shares of ARANEO, 0.01 NIS par value each, (whether issued, authorized or outstanding) shall be converted into Ordinary shares, 0.01 par value each (the "CONVERSION"), so that the authorized and issued share capital of ARANEO shall be as set forth in Section 5.2 above.

7.2.3. ADOPTION OF NEW ARTICLES OF ASSOCIATION. The existing Articles of Association of ARANEO will be replaced with new Articles of Association in the form attached as SCHEDULE 7.2.3 hereto (the "NEW ARTICLES").

7.2.4. TERMINATION OR EXERCISE OF OPTIONS. All of the options, warrants or other forms of securities convertible or exercisable into shares of ARANEO outstanding at the date hereof and immediately prior to Closing, shall have been exercised or terminated, so that there shall be no person or other entity entitled to purchase or be allotted with shares of ARANEO and the ARANEO Shares shall
constitute  of  ARANEO's   entire  share  capital  on  a  Fully  diluted  Basis.
TECHNOPRISES shall have received documents evidencing the termination or exercise of such options and warrants in a form satisfactory to TECHNOPRISES' counsel.

7.2.5. LIABILITIES. ARANEO shall have paid up for all of its outstanding debts and/or liabilities pursuant to any contract or other form of commitment, so that ARANEO's outstanding liabilities, as of the Closing Date shall include ongoing liabilities up to an aggregate amount of $25,000. A list of such outstanding liabilities shall be attached at the Closing as SCHEDULE 7.2.5 hereto (the "OUTSTANDING LIABILITIES"). The Outstanding Liabilities shall be increased by up to US$10,000 for every week by which the Closing is postponed after July 31, 2004 for reasons that are under TECHNOPRISES's control . TECHNOPRISES undertakes to assume the Outstanding Liabilities at the Closing.

7.2.6. RESIGNATION OF DIRECTORS. Mr. Eskenazi and Mr. Hasson will have submitted their resignation from ARANEO's Board of Directors, effective as of the Closing Date.

7.2.7. NO MATERIAL ADVERSE EFFECT. From the date hereof until the Closing, there will have been no Material Adverse Effect in ARANEO.

7.2.8. SUPPORTING DOCUMENTS. On or prior to the Closing Date, TECHNOPRISES shall have received copies of the following supporting documents:

7.2.8.1. resolutions of ARANEO's board of directors and shareholders respectively, approving the Conversion, the adoption of the New Articles and the transfer of the ARANEO Shares to the Escrow Agent and registering the Escrow
Agent in the ARANEO's Register of Members as the holder of all issued and outstanding shares of the ARANEO, in forms satisfactory to TECHNOPRISES and its counsel, to be attached at the Closing as SCHEDULE 7.2.8.1 HERETO;

7.2.8.2. A new Register of Members of ARANEO in which the Escrow Agent shall be as the holder of all issued and outstanding shares of the ARANEO.

7.2.8.3. duly completed notices of transfer regarding the transfer of all the issued shares of ARANEO as provided above in form and substance acceptable for immediate filing with the Israeli Registrar of Companies;

7.2.8.4. Technoprises shall have received an opinion from the legal counsel of ARANEO, dated as of the Closing, in a form satisfactory to Technoprises, which will be attached at the Closing as SCHEDULE 7.2.9.4 hereto.

7.3 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE SELLERS. The obligations of the Sellers to consummate the transactions contemplated by this Agreement are subject, at the option of the Sellers, to the satisfaction at or prior to the Closing Date of each of the following conditions:

7.3.1. REPRESENTATIONS, WARRANTIES AND COVENANTS. (i) The representations and warranties of TECHNOPRISES contained in this Agreement shall be true and correct in all material respects (except for such representations and warranties that are qualified by their terms by a reference to materiality, which representations and warranties as so qualified shall be true in all respects) on and as of the date of this Agreement and on and as of the Closing as though such representations and warranties were made on and as of such time, except for representations and warranties which were made only as of a specific date, which shall be true and correct in all material respects (except for such representations and warranties that are qualified by their terms by reference to materiality which representations and warranties as so qualified shall be true in all respects) only as of such date, (ii) TECHNOPRISES shall have performed and complied in all material respects with all covenants, obligations and conditions of this Agreement required to be performed and complied with by them as of the Closing, and (iii) the Sellers shall have received officers' certificates, executed on behalf of TECHNOPRISES by a duly authorized officer thereof, certifying as to the accuracy of the matters set forth in clauses (i) and (ii) of this SECTION 7.3.1.

7.3.2. NO MATERIAL ADVERSE EFFECT. From the date hereof until the Closing, there will have been no Material Adverse Effect in TECHNOPRISES.

7.3.3. SUPPORTING DOCUMENTS. On or prior to the Closing Date, the Sellers shall have received copies of the following supporting documents:

7.3.3.1. True and correct copies of resolutions of TECHNOPRISES's Board of Directors issuing and allotting the Issued Shares to the Shareholders and to the Escrow agent as set forth above, against the transfer of the ARANEO Shares therefore and registering the Shareholders in TECHNOPRISES's Register of Members, in a form satisfactory to the Sellers and their counsel, to be attached hereto as SCHEDULE 7.3.3.1;

7.3.3.2. a duly completed notice of such issuances in form and substance acceptable for immediate filing with the Israeli Registrar of Companies.

7.3.4. PRE RULING. On or prior to the Closing Date the Sellers shall have received a Pre Ruling from the Israeli Income Tax Authority with respect to the transaction contemplated hereby to their full satisfaction, provided that Closing will be effected following the lapse of 30 days from the Effective Date even if such pre-ruling is not obtained by such date (and provided that the other Closing conditions have been fulfilled or waived).

8. REGISTRATION. Within 30 days from the date in which the F-1 Statement is declared effective (the "FILING DATE") TECHNOPRISES shall file a new registration statement under which it will register the Issued Shares for resale and distribution under the US Securities Act of 1933 (the "NEW REGISTRATION") and make best efforts that the New Registration will be declared effective within 90 days thereafter. Such New Registration shall be executed by TECHNOPRISES and at its expense. TECHNOPRISES undertakes that the registration of the Issued Shares will be effective no later then 9 months from the date hereof. In the event that the registration of the Issued Shares will not be effective by the lapse of 9 months from the date hereof, the Sellers (by a resolution of the majority of the Sellers) shall have a right, without derogating from any other right or remedy that they may have, to terminate this agreement and the transaction contemplated hereby and to have the Araneo shares returned to them. Upon registration the Issued Shares will be free for trade, and shall not be subject to any lock-up period or other restrictions, except with respect to 1/20 of the Issued Shares which shall be subject to the Escrow terms as detailed in section 11.7 and except for any lock-up periods which are imposed under any mandatory ACC or NASDAQ regulations, provided however that such mandatory lock-up was not imposed as a result of any act or omission by TECHNOPRISES or any one on its behalf.

9. COMMISSION. At the Closing the parties will pay MRBID Group LLC and Yossef Tadmor (collectively: the "FINDERS") a finders commission, as follows: (i) 3% of the Issued Shares will be issued to the Finders (in equal portions, "ARANEO COMMISSION SHARES") on account of the Issued Shares due to the Shareholders (on a pro-rata basis); (ii) TECHNOPRISES will issue to the Finders (in equal portions) such number of TECHNOPRISES Ordinary Shares equal to 3% of the Issued Shares, which shall not, for the removal of doubt, be on account of the Issued Shares (the "TECHNOPRISES COMMISSION SHARES")

10.   ADDITIONAL COVENANTS.

10.1 CONSENTS; COOPERATION. The parties shall promptly apply for or otherwise seek, and use its commercially reasonable efforts to obtain, all consents and approvals required to be obtained by it for the consummation of the transactions contemplated hereby.

10.2 NOTICES. Each of the parties shall give prompt notice to the others of (i) any notice or other communication from any person or entity alleging that the consent of such person or entity is or may be required in connection with the transactions contemplated hereby, other than any such consent disclosed in this Agreement as required by one of the parties hereto; (ii) any notice or other communication from any governmental entity in connection with the transactions contemplated hereby; (iii) any actions, suits, claims, investigations or proceedings commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting such party, or that relate to the consummation of the transactions contemplated hereby; (iv) any change that could reasonably be expected to have a Material Adverse Effect on such party, or to delay or impede the ability of such party to perform their respective obligations pursuant to this Agreement and to effect the consummation of the transactions contemplated hereby.

10.3 ACCESS TO INFORMATION. From the date of this Agreement to the Closing Date, each party shall (i) provide to the other and their representatives access at reasonable times upon prior notice to its officers, employees, agents, properties, offices and other facilities and to the books and records thereof, and (ii) furnish promptly such information concerning its business and personnel as the other party or its representatives may reasonably request. No investigation conducted pursuant to this Section 10.3 shall affect or be deemed to modify any representation or warranty made in this Agreement.

10.4 FURTHER ASSURANCES. Each of the parties hereto shall perform such further acts and execute such further documents as may reasonably be necessary to carry out and give full effect to the provisions of this Agreement and the intentions of the parties as reflected thereby.

10.5 CERTAIN TAX MATTERS. Each party will, at its own expense, file all necessary tax returns and other documentation with respect to all taxes and fees incurred by it at Closing, as required by applicable law. Any Stamp tax required to be paid in connection with transaction contemplated hereby shall be borne by TECHNOPRISES.

10.6 PUBLIC ANNOUNCEMENTS. Until the earlier of termination of this Agreement or the Closing Date, TECHNOPRISES, on the one hand, and the Sellers, on the other hand, will consult with each other before issuing any press release or otherwise making any public statements with respect to the Agreement or the transactions contemplated hereby and shall not issue any such press release or make any such public statement that is not approved by the other party, except as may be required by law or the rules of the NASDAQ over-the-counter bulletin board, in which case the parties will make reasonable efforts to consult with each other prior to the making of such public statement.

10.7  LEGEND

      Until the  registration of the shares in accordance with the provisions of section 8 above, the share certificate evidencing the Issued Shares shall bear the following legend:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF (i) AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER SAID ACT OR (ii) AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT."

10.8 EXPENSES. All costs and expenses incurred in connection with this Agreement, and the transactions contemplated hereby and thereby, shall be paid by the party incurring such expenses.

11.   EFFECTIVENESS; SURVIVAL; INDEMNIFICATION AND ESCROW

11.1 The representations, warranties, covenants and obligations of the Parties, and the rights and remedies that may be exercised by the Parties, shall not be limited or otherwise affected by or as a result of any information furnished to, or any investigation made by or knowledge of, any of the Parties or any of their representatives.

11.2 Subject to Section 11.4, during a period of 24 months from the date hereof, each of the Parties to this Agreement shall indemnify and hold the other party and each of their directors, officers, employees, affiliates, agents, successors and assigns, harmless from any and all claims, liabilities, obligations, damages or expenses (including, but without limitation, reasonable attorney's fees) arising out of a breach of the representations and warranties and covenants made by such Party, which is contained in this Agreement or any breach or non-fulfillment of, or any failure to perform, any of the covenants or undertaking of such party which are contained in or made pursuant to this Agreement ("INDEMNIFICATION EVENT").


      If a Third-Party Claim is made against ARANEO that may subject the Sellers to the above indemnification, the Sellers will be entitled to participate in the defense thereof and, to assume the defense thereof at the Expense of TECHNOPRISES.

11.3 The liability of each of the Sellers pursuant to this Section 11 shall be limited in the aggregate to the value of the Issued Shares issued to such Seller at the Closing, provided however that such limitation shall not apply if a Party made the representation or warranty upon intentional misrepresentation or fraud. The liability of TECHNOPRISES and EVR pursuant to this Section 11 shall be limited in the aggregate to the value of the Issued Shares issued by TECHNOPRISES to the Sellers in, provided however that such limitation shall not apply if TECHNOPRISES or EVR made the representation or warranty upon intentional misrepresentation or fraud.

11.4 The Parties (or any of them) shall not bring any claim, or series of claims for monetary compensation under this Section 11 unless the damages claimed in accordance therewith are at least twenty five thousand U.S. dollars US$ 25,000, or, in the case of several damages, none of which individually amounts to twenty five thousand U.S. dollars (US$ 25,000), the aggregate damages claimed in accordance therewith are at least twenty five thousand U.S. dollars (US$ 25,000).

11.5 With the exception of claims based upon intentional misrepresentation or fraud, the remedy under this Section 11, shall be the sole and exclusive remedy of the Parties for any inaccuracy or breach in any representation or warranty contained in this Agreement or any indemnification required hereunder.

11.6 Each of the Shareholders agrees that he, she or it is, subject to the limitations set forth in Sections 11.1 and 11.5 above, severally on a pro-rata basis with the other Shareholders, liable for any breach of any covenant, representation or warranty of the Sellers.

11.7 In order to secure ARANEO's and the Sellers' representations and warranties hereunder it is recorded and agreed that at the Closing 1/20 of the Issued Shares (1/20 of the shares issuable to each respective Seller) shall be issued to and deposited with an escrow agent, who's identity will be mutually determined by the parties prior to the Closing (the "ESCROW AGENT"), who will hold such shares in Escrow for the Sellers for a period of twelve months under the terms of an Escrow Agreement which will be mutually agreed by the parties and the Escrow Agreement prior to Closing (the "ESCROW AGREEMENT"), which will be signed and executed at the closing hereunder.

11.8 In order to secure TECHNOPRISES's representations and warranties and covenants hereunder (and the undertaking to register the Issued Shares in particular) it is recorded and agreed that at the Closing, the ARANEO Shares shall be deposited with the Escrow Agent, who will hold such shares in Escrow for TECHNOPRISES for a period of twelve months or until the registration of the Issued Shares in accordance with section 8 above (the earlier of the two) (the "ESCROW PERIOD") under the terms of the Escrow Agreement, which shall include a prohibition on taking any of the following actions without the consent of the majority of the Sellers: (1) the disposition or transfer of any of ARANEO 's major assets (other than in connection with licenses and/or other transactions in the ordinary course of business); and (2) the voluntary liquidation of ARANEO; and (3) create (or increase) material liability for ARANEO (other than in the ordinary course of business).

      During the Escrow Period, TECHNOPRISES's shall furnish the Sellers with reasonable information about ARANEO as shall be requested by the Sellers from time to time, including without limitation any financial statements of ARANEO and the Sellers shall have unlimited access to any information relating to ARANEO. In addition, the Sellers shall have the right to appoint one observer to ARANEO 's board of director. Such observer shall have the right to participate in, and shall be invited to, every meeting (or resolution) of the board of directors of ARANEO and any committee thereof.

      Subject to the said restrictions, terms and conditions, TECHNOPRISES shall act as the sole shareholder of Araneo for all purposes and shall manage ARANEO during the Escrow Period.

12.   MISCELLANEOUS

12.1 INTERPRETATION. The preamble, Schedules and Exhibits hereto constitute an integral part hereof. The headings of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

12.2 EFFECTIVENESS; SURVIVAL. Each representation and warranty in this Agreement is deemed to be made on the date of this Agreement and at the Closing Date, and shall survive and remain in full force and effect after the Closing Date.

12.3 GOVERNING LAW; ARBITRATION. This Agreement shall be governed by and construed according to the laws of the State of Israel, without regard to the conflict of laws provisions thereof.

The parties shall endeavor to equitably settle any dispute, which may arise between them under or in connection to this Agreement. If and to the extent that such disputes shall not be so amicably resolved within thirty (30) days from the date the dispute was brought to the attention of all the parties hereunder the dispute shall be referred to a single arbitrator which identity shall be mutually agreed by the parties within such thirty (30) day period (hereinafter "THE ARBITRATOR"). If the parties shall not be able to reach an agreement in relation to the identity of the Arbitrator within such thirty (30) days period, than, upon the written request of either party, the identity of such arbitrator shall be jointly determined by Adv. E. Arad of Bach, Arad, Scharf & Co. (or in his absence, another senior partner in such firm) - on behalf of Technoprises and EVR and Adv. Atir Harduf-Jaffe of Ficher Bachar, Chen & Co. (or in his absence, a senior partner of such firm) - on behalf of the Seller, within additional five (5) days. The Arbitrator shall be bound to reason his decision and the arbitration shall be subject to the substantive law (but not to rules of procedure and evidence).

12.4

12.5 SUCCESSORS AND ASSIGNS; ASSIGNMENT. Except as otherwise expressly limited herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, beneficiaries and administrators of the parties hereto.

12.6 ENTIRE AGREEMENT; AMENDMENT AND WAIVER. This Agreement and the Schedules hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matters hereof and thereof. Any term of this Agreement may be amended and the observance of any term hereof may be waived (either prospectively or retroactively and either generally or in a particular instance) only with the written consent of all of the parties to this Agreement.

12.7 NOTICES, ETC. All notices and other communications required or permitted hereunder to be given to a party to this Agreement shall be in writing and shall be telecopied or mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed to such party's address as set forth below or at such other address as the party shall have furnished to each other party in writing in accordance with this provision:

If to TECHNOPRISES:               12 Raoul Wallenberg St. Tel Aviv, Israel
                                  Attn:  Adam Ofek, President
                                                                     -
                                  Phone:  972-3-7665100
                                  Fax:  972-3-6444207
                                  With a copy to:
                                  Bach, Arad, Scharf & Co.
                                  2 Hashalom Rd.
                                  Tel-Aviv 67892 Israel
                                  Attn: Ehud Arad, Adv.
                                  Phone: 972-3-5625303
                                  Fax: 972-3-5625304

If to the Sellers:            At the address set forth next to such
                              sellers name in Schedule 1







                                  With a copy to:
                                  Fischer, Behar, Chen & Co.
                                  3 Daniel Frisch Street   Tel Aviv 64731
                                  Attn: Atir Hardof-Jaffe, Adv.
                                  Phone: 972-3-6944111
                                  Fax: 972-3-6091116




                  if to any Shareholder, to the address appearing under the name of such Shareholder in SCHEDULE 1 hereto;

                  or such other address with respect to a party as such party shall notify each other party in writing as above provided. Any notice sent in accordance with this Section 12.7 shall be effective (i) if mailed, seven (7) business days after mailing, (ii) if sent by messenger, upon delivery, and (iii) if sent via telecopier, upon transmission and electronic confirmation of receipt or (if transmitted and received on a non-business day) on the first business day following transmission and electronic confirmation of receipt (PROVIDED, HOWEVER, that any notice of change of address shall only be valid upon receipt).

12.8 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power, or remedy accruing to any party upon any breach or default under this Agreement, shall be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any of the parties, shall be cumulative and not alternative.

12.9 SEVERABILITY. If any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable under applicable law, then such provision shall be excluded from this Agreement and the remainder of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms; PROVIDED, HOWEVER, that in such event this Agreement shall be interpreted so as to give effect, to the greatest extent consistent with and permitted by applicable law, to the meaning and intention of the excluded provision as determined by such court of competent jurisdiction.

12.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and enforceable against the parties actually executing such counterpart, and all of which together shall constitute one and the same instrument.


                 [Remainder of page intentionally left blank.]

      IN WITNESS WHEREOF the parties have signed this Share Purchase Agreement as of the date first hereinabove set forth.

TECHNOPRISES LTD.             EVR APPLICATIONS OF                ARANEO LTD.
                              VIRTUAL REALITY (94) LTD.

By: __________________

                              By: ____________________

                                                            By: ________________


Name: ________________

                              Name: __________________

                                                            Name: ______________


Title: _______________

                              Title: _________________

                                                            Title: _____________


[ARANEO Shareholders - insert signature places for each shareholder.]

By: ___________________

Name: _________________

Title: ________________


                  [Signature page of Share Purchase Agreement]